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          MERRILL LYNCH LIFE                       ML LIFE INSURANCE
          INSURANCE COMPANY                       COMPANY OF NEW YORK

 MERRILL LYNCH LIFE VARIABLE ANNUITY        ML OF NEW YORK VARIABLE ANNUITY
          SEPARATE ACCOUNT A                       SEPARATE ACCOUNT A
 MERRILL LYNCH LIFE VARIABLE ANNUITY        ML OF NEW YORK VARIABLE ANNUITY
          SEPARATE ACCOUNT B                       SEPARATE ACCOUNT B
  SUPPLEMENT DATED NOVEMBER 24, 2003       SUPPLEMENT DATED NOVEMBER 24, 2003
                TO THE                                   TO THE
            PROSPECTUS FOR                           PROSPECTUS FOR
 RETIREMENT PLUS (DATED MAY 1, 2003)       RETIREMENT PLUS (DATED MAY 1, 2003)

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This supplement describes changes to the Funds available under Retirement Plus variable annuity contracts (collectively, the "Contracts") issued by Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY"). Please retain this supplement with your Contract prospectus for future reference.

                                  FUND MERGERS

Effective following the close of business on November 21, 2003, the following Funds were merged:

     - The Mercury International Value V.I. Fund of the Mercury Variable Trust was merged into the Merrill Lynch International Value V.I. Fund of the Merrill Lynch Variable Series Funds, Inc. (the "Merrill Variable Funds").

     - The Merrill Lynch Large Cap Growth V.I. Fund of the Mercury V.I. Funds, Inc. was merged into the Merrill Lynch Large Cap Growth V.I. Fund of the Merrill Variable Funds.

     - The Merrill Lynch Focus Twenty V.I. Fund(1) of the Merrill Variable Funds was merged into the Merrill Lynch Large Cap Growth V.I. Fund of the Merrill Variable Funds.

     - The Merrill Lynch Reserve Assets V.I. Fund of the Merrill Variable Funds was merged into the Merrill Lynch Domestic Money Market V.I. Fund of the Merrill Variable Funds.

     - The Merrill Lynch Developing Capital Markets V.I. Fund(1)of the Merrill Variable Funds was merged into the Merrill Lynch Global Allocation V.I. Fund of the Merrill Variable Funds.


Any contract value you had in the subaccount corresponding to the Mercury International Value V.I. Fund, the Merrill Lynch Large Cap Growth V.I. Fund, the Merrill Lynch Focus Twenty V.I. Fund, the Merrill Lynch Reserve Assets V.I. Fund, or the Merrill Lynch Developing Capital Markets V.I. Fund was automatically invested in Class I shares of the Merrill Lynch International Value V.I. Fund, the Merrill Lynch Large Cap Growth V.I. Fund, the Merrill Lynch Large Cap Growth V.I. Fund, the Merrill Lynch Domestic Money Market V.I. Fund, or the Merrill Lynch Global Allocation V.I. Fund, respectively, after the mergers. As a result of the mergers, the Merrill Lynch International Value V.I. Fund and the Merrill


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(1)  The subaccount investing in this Fund was previously closed to allocations of account value.

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Lynch Large Cap Growth V.I. Fund became available for the allocation of premiums and contract value under your Contract on November 24, 2003.(2)

The following discussion sets out brief information about the new Funds that are available under your Contract. These Funds are described in more detail in their current prospectuses. These prospectuses describe the investment policies, risks, fees and expenses, and all other aspects of operations, and should be read carefully before investing. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES. Additional copies of any Fund's prospectus and statement of additional information, which include detailed information, can be obtained directly without charge by calling the Service Center at (800) 535-5549 or writing the Service Center at P.O. Box 44222, Jacksonville, FL 32231-4222.


                      INVESTMENT OBJECTIVES AND STRATEGIES

Below we list the investment objectives and strategies for the new Funds. There is no guarantee that any Fund will be able to meet its investment objective.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

The Merrill Variable Funds is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers Class I shares of certain of its separate investment mutual fund portfolios under your Contract.

Merrill Lynch Investment Managers, L.P. ("MLIM") is the investment adviser to the Merrill Variable Funds. MLIM, together with its affiliates, Fund Asset Management, L.P., Merrill Lynch Asset Management U.K., Ltd., and Merrill Lynch Investment Managers International Ltd. (all of which may operate under the name "Mercury Advisors"), is a worldwide mutual fund leader, and had a total of $439.6 billion in investment company and other portfolio assets under management as of February, 2003. It is registered as an investment adviser under the Investment Advisers Act of 1940. MLIM is an indirect subsidiary of Merrill Lynch & Co., Inc. MLIM's principal business address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. As the investment adviser, it is paid fees by these Funds for its services. MLIM and Merrill Lynch Life Agency Inc. have entered into a Reimbursement Agreement that limits the operating expenses paid by each Fund of the Merrill Variable Funds in a given year to 1.25% of its average net assets.

MERRILL LYNCH INTERNATIONAL VALUE V.I. FUND. The Fund's investment objective is to provide current income and long-term growth of income, accompanied by growth of capital. In investing the Fund's assets, the investment adviser follows a value style. This means that it buys stocks that it believes are currently undervalued by the market and thus would have a lower price than their true worth.

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND. This Fund's main goal is long-term capital growth. The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. that Fund management believes have good prospects for earnings growth.

                                      * * *

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(2)  The Merrill Lynch Domestic Money Market V.I. Fund, which was already available for allocations of premiums and contract value in Account A, became available for allocations of premiums and contract value in Account B.

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If you have any questions about the mergers, please contact your financial advisor, or call or write the Service Center.